UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   October 14, 2004
                                                   ----------------

                        Nelnet Student Loan Funding, LLC
                        --------------------------------
             (Exact name of registrant as specified in its charter)
                                   Sponsor of
                        Nelnet Student Loan Trust 2002-1
                        Nelnet Student Loan Trust 2002-2
                        Nelnet Student Loan Trust 2003-1
                        Nelnet Student Loan Trust 2003-2
                        Nelnet Student Loan Trust 2004-3
                        Nelnet Student Loan Trust 2004-4

            Delaware                  333-108649                75-2997993
            --------                  ----------                ----------
  (State of other jurisdiction       (Commission              (IRS Employer
       of incorporation)             File Number)          Identification No.)


121 South 13th Street, Suite 201, Lincoln, Nebraska                68508
-----------------------------------------------------------------------------
               (Address of principal executive offices)          (ZipCode)

Registrant's telephone number, including area code (402) 458-2301
                                                   --------------

   ------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14(d)-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01  OTHER EVENTS.

        On October 15, 2004, Nelnet, Inc. (the "Company") issued a press release announcing the SEC Staff requested certain information by letter dated October 14, 2004 in connection with an informal investigation of the Company. The Company acts as subservicer for the student loans pledged to secure repayment of the notes issued by Nelnet Student Loan Trust 2002-1, Nelnet Student Loan Trust 2002-2, Nelnet Student Loan Trust 2003-1, Nelnet Student Loan Trust 2003-2, Nelnet Student Loan Trust 2004-3 and Nelnet Student Loan Trust 2004-4.

ITEM 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

A copy of the press release is attached as Exhibit 99.1 to this Current Report.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          NELNET STUDENT LOAN
                                          FUNDING, LLC


                                          By: NELNET STUDENT LOAN FUNDING
                                              MANAGEMENT CORPORATION, as Manager



                                          By: /s/  Jeffrey Noordhoek
                                             ----------------------------------
                                             Jeffrey Noordhoek
                                             Senior Vice President

Dated:  October 20, 2004


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                                  EXHIBIT INDEX



               Exhibit


(99.1)   Nelnet, Inc. Press Release